                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14a INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           SOUTHSIDE BANCSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                           SOUTHSIDE BANCSHARES, INC.
                            1201 South Beckham Avenue
                               Tyler, Texas 75701





                                 March 25, 1999




Dear Shareholders:


On Wednesday, April 28, 1999, our shareholders will gather at Southside Bank (Main Bank Lobby), 1201 South Beckham Avenue, Tyler, to consider several propositions that are important to Southside Bancshares, Inc. (hereinafter the "Corporation" or the "Company") and Southside Bank. The matters to be considered at the meeting include:


         1. Election of three Directors to serve until the 2002 Annual Shareholders' Meeting;

         2. Approval of an amendment to increase the number of shares subject to the 1993 Incentive Stock Option Plan; and

         3. Transaction of other business that may properly come before the meeting or any adjournments.


Your attendance and vote are important and you are encouraged to vote by completing the enclosed proxy card and returning it in the envelope provided. Shareholders of record at the close of business on March 15, 1999, are entitled to vote at the meeting.


Management will also report on operations and other matters affecting the Corporation, as well as respond to your questions. After the meeting, officers and directors will be available to visit with you.


Sincerely yours,





B. G. Hartley
Chairman of the Board

                           SOUTHSIDE BANCSHARES, INC.
                            1201 South Beckham Avenue
                               Tyler, Texas 75701



                                     NOTICE
                                       OF
                         ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                                 APRIL 28, 1999


         NOTICE IS HEREBY GIVEN THAT THE ANNUAL MEETING OF SHAREHOLDERS OF SOUTHSIDE BANCSHARES, INC. WILL BE HELD AT SOUTHSIDE BANK (MAIN BANK LOBBY), 1201 SOUTH BECKHAM AVENUE, TYLER, TEXAS, ON APRIL 28, 1999 AT 4:30 P.M., LOCAL TIME, TO CONSIDER AND VOTE UPON THE FOLLOWING MATTERS:


         1. To elect three Directors to serve until the 2002 Annual Shareholders' Meeting;

         2. To approve an amendment to increase the number of shares subject to the 1993 Incentive Stock Option Plan; and

         3. To transact other business that may properly come before the meeting or any adjournments.


         Only shareholders who are registered on the Corporation's books as owners of shares at the close of business on March 15, 1999, are entitled to vote at the meeting.

         Please date, sign, and return the enclosed proxy immediately in the envelope provided. It is important that you sign and return the proxy, even though you actually plan to attend the meeting in person. You may revoke the proxy at any time before the proxy is exercised by giving written notice to the Secretary of the Corporation or by advising the Secretary at the meeting.


                                 By Order of the Board of Directors


                                        /s/ B. G. HARTLEY
                       ---------------------------------------------------------
                                          B. G. Hartley,
                                      Chairman of the Board


Tyler, Texas
March 25, 1999


WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, IT IS REQUESTED THAT THE ENCLOSED FORM OF PROXY BE PROPERLY EXECUTED AND PROMPTLY RETURNED TO SOUTHSIDE BANCSHARES, INC. IN THE ENCLOSED ADDRESSED ENVELOPE.

                           SOUTHSIDE BANCSHARES, INC.
                            1201 South Beckham Avenue
                               Tyler, Texas 75701




                                 PROXY STATEMENT

                                     FOR THE
                         ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD APRIL 28, 1999



TO OUR SHAREHOLDERS:

This Proxy Statement is being furnished to shareholders of Southside Bancshares, Inc. (the "Corporation") in connection with the Annual Meeting of Shareholders (the "Annual Meeting") to be held on April 28, 1999, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders, and at any adjournments thereof. This Proxy Statement and applicable form of proxy are first being sent to the shareholders of the Corporation on or about March 25, 1999.


                              REVOCABILITY OF PROXY

IF YOUR PROXY IS EXECUTED AND RETURNED, IT WILL BE VOTED AS YOU DIRECT. IF NO DIRECTION IS PROVIDED, THE PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO VOTING ON ANY OTHER MATTERS PRESENTED FOR VOTE. ADDITIONALLY, IF YOUR PROXY IS EXECUTED AND RETURNED, IT WILL BE VOTED TO APPROVE THE MINUTES OF THE LAST SHAREHOLDERS' MEETING. THIS VOTE WILL NOT AMOUNT TO A RATIFICATION OF THE ACTION TAKEN AT THAT MEETING NOR WILL IT INDICATE APPROVAL OR DISAPPROVAL OF THAT ACTION. YOUR PROXY MAY BE REVOKED BY NOTICE IN WRITING, TO THE SECRETARY OF THE CORPORATION AT ITS PRINCIPAL OFFICE AT ANY TIME, OR BY ADVISING THE SECRETARY AT THE MEETING THAT YOU WISH TO REVOKE YOUR PROXY AND VOTING YOUR SHARES IN PERSON. YOUR ATTENDANCE AT THE MEETING WILL NOT CONSTITUTE AUTOMATIC REVOCATION OF THE PROXY.


                         PERSONS MAKING THE SOLICITATION

The proxy is being solicited by the Board of Directors. The cost of soliciting your proxy will be borne entirely by the Corporation and no other person or persons will bear such costs either directly or indirectly. In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by directors, officers, and employees of the Corporation.


                      OUTSTANDING SHARES AND VOTING RIGHTS

The close of business on March 15, 1999, has been fixed as the record date for determining the shareholders of the Corporation entitled to notice of and to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote. In the election of three Directors, to serve until the 2002 Annual Shareholders' Meeting, the three nominees receiving the highest number of votes will be elected. For all other matters a majority of votes cast shall decide each matter submitted to the Shareholders at the meeting. Abstentions and broker non-votes are each included in the determination of the number of shares present for determining a quorum, but will have no effect on the outcome of any of the proposals. At the close of business on March 15, 1999, there were 3,500,399 shares of Common Stock outstanding and eligible to be voted on each matter.

                              CERTAIN SHAREHOLDERS

As of this date, the Corporation knows of no person or entity that is a beneficial owner of more than 5% of the outstanding Common Stock of the Corporation.


                         INDEPENDENT PUBLIC ACCOUNTANTS

PricewaterhouseCoopers LLP served as the Company's independent public accountants for the fiscal year ended December 31, 1998 and are serving in such capacity for the current fiscal year. The appointment of independent public accountants is made annually by the Board. The decision of the Board is based on both the audit scope and estimated audit fees. Representatives of PricewaterhouseCoopers LLP are expected to be present at the annual meeting and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions of shareholders.


                              ELECTION OF DIRECTORS

                                  (PROPOSAL 1)


Three classes of directors, each of which is comprised of three directors, for a total of nine directors, constitutes the full Board of Directors. One class of directors is elected each year for a three-year term.

In 1998, Director Murph Wilson, a director of the Corporation and a member of the Board of Southside Bank, passed away. Mr. Wilson was an invaluable member of the Board of Directors serving both the bank and the Corporation faithfully since 1960 and 1982, respectively. The Board of Directors, under Article 3.05 of the amended and restated by-laws of Southside Bancshares, Inc. has the authority to elect a new director to complete Mr. Wilson's term, but has not filled the vacancy as of the date of the Annual Shareholders' Meeting. The three nominees identified below are nominees for election at the Annual Meeting for a three-year term expiring at the 2002 Annual Meeting of Shareholders. All of the nominees are currently directors of the Corporation and Southside Bank (a wholly owned subsidiary).

Unless otherwise instructed, proxies received in response to this solicitation will be voted in favor of the election of the persons nominated by management for directors of the Corporation. While it is not expected that any of the nominees will be unable to qualify or accept office, if for any reason one or more shall be unable to do so, the proxies will be voted for the substitute nominee(s) selected by the Board of Directors of the Corporation.


                                                                                        INITIAL       SHARES
                            NOMINEES FOR DIRECTORS -                                   ELECTION    BENEFICIALLY    PERCENT
                   TERMS TO EXPIRE AT THE 2002 ANNUAL MEETING                          TO BOARD       OWNED           OF
                                                                                                    (12-31-98)      CLASS
                                                                                                       (1)

ROLLINS CALDWELL (77) - Mr. Caldwell is a private investor who served as
President of Caldwell Welding Supply Company for 37 years.  He currently is              1990         44,087        1.3%
involved in equipment and real estate leasing.
----------------------------------------------------------------------------------------------------------------------------

SAM DAWSON (51) - Mr. Dawson is President and Secretary of the Corporation,
having served in that capacity since 1998.  He joined Southside Bank in 1974 and         1997         35,191        1.0%
currently is President and Chief Operating Officer of Southside Bank. He is a                          (2)
Director of East Texas Medical Center Hospital, Cancer Institute and ETMC
Rehabilitation Hospital.  He is also a Director of the Tyler Area Chamber of
Commerce.
----------------------------------------------------------------------------------------------------------------------------

WILLIAM SHEEHY (58) - Mr. Sheehy has been a partner in the law firm of Wilson,
Sheehy, Knowles, Robertson and Cornelius since 1971, and a practicing attorney           1983         21,526          *
since 1964.  Mr. Sheehy serves as Southside Bank's outside general counsel.                            (3)
----------------------------------------------------------------------------------------------------------------------------

             DIRECTORS CONTINUING UNTIL THE 2000 ANNUAL MEETING                     INITIAL      SHARES
                                                                                   ELECTION   BENEFICIALLY    PERCENT
                                                                                   TO BOARD       OWNED          OF
                                                                                               (12-31-98)      CLASS
                                                                                                   (1)
----------------------------------------------------------------------------------------------------------------------------
HERBERT C. BUIE (68) - Mr. Buie has been Chief Executive Officer of Tyler
Packing Company, Inc., a meat processing firm since 1972.  He serves on the              1988        130,658       3.7%
Boards of Directors of the Church of God (School of Theology), the                                     (4)
University of Texas Health Center, the Development Board of Directors of
the University of Texas-Tyler, the East Texas Regional Food Bank, the
Salvation Army and Tyler Economic Development Council.
----------------------------------------------------------------------------------------------------------------------------

ROBBIE N. EDMONSON (66) - Mr. Edmonson is Vice Chairman of the Corporation,
having served in that capacity since 1998.  He joined Southside Bank as                  1982        37,747        1.1%
Vice President in 1968, and currently is Vice Chairman of the Board of                                 (5)
Directors and Chief Administrative Officer of Southside Bank.
----------------------------------------------------------------------------------------------------------------------------

W. D. (JOE) NORTON (62) - Mr. Norton has been the owner of W. D. Norton,
Inc., dba Overhead Door, since 1988.  He also owns Norton Equipment                      1988        54,074        1.5%
Company.  Mr. Norton served as President and was a principal shareholder of
Norton Companies of Texas, Inc., for 25 years.  He is a Director of the
Tyler Area Chamber of Commerce.
----------------------------------------------------------------------------------------------------------------------------
                                  DIRECTORS CONTINUING UNTIL THE 2001 ANNUAL MEETING
----------------------------------------------------------------------------------------------------------------------------

FRED E. BOSWORTH (81) - Mr. Bosworth was Chairman of the Board of Bosworth
& Associates, Inc., an independent insurance agency, from 1982, until his                1983        51,383        1.5%
retirement in November 1997.  He has been associated with the insurance                                (6)
industry in various capacities since 1935.
----------------------------------------------------------------------------------------------------------------------------

B. G. HARTLEY (69) - Mr. Hartley became Chairman of the Board of the
Corporation in 1983, having previously served as President.  He is also                  1982        69,246        2.0%
Chairman of the Board and Chief Executive Officer of Southside Bank, having                            (7)
served as Southside Bank's Chief Executive Officer since its opening in
1960.  He is a member of the American Bankers Association Board of
Directors, a member of the Board of Directors of East Texas Medical Center
Regional Healthcare Systems and past Chairman of Texas Taxpayers and
Research Association.  He is also a Trustee of the R. W. Fair Foundation.
He is Chairman of the Texas Bankers General Agency, Inc. and a Trustee and
a member of the Executive Committee of Texas College.
----------------------------------------------------------------------------------------------------------------------------
                          NAMED EXECUTIVE OFFICERS
----------------------------------------------------------------------------------------------------------------------------

JERYL STORY (47) - Mr. Story is a Senior Executive Vice President of                     N/A         28,347          *
Southside Bank serving in that capacity since 1996. he joined Southside                                (8)
Bank in 1970 and is responsible for Loan Administration.
----------------------------------------------------------------------------------------------------------------------------

LEE GIBSON (42) - Mr. Gibson is an Executive Vice President of the                       N/A         19,267          *
Corporation and Southside Bank serving in those capacities since 1990.  He                             (9)
joined Southside Bank in 1984 and is responsible for management of the bank's investment portfolio.
----------------------------------------------------------------------------------------------------------------------------

ALL DIRECTORS,  NOMINEES AND EXECUTIVE  OFFICERS OF THE  CORPORATION AND ITS
SUBSIDIARY AS A GROUP (10 PERSONS).                                                                 491,526       14.0%

----------
*  LESS THAN 1%

1) Unless otherwise indicated, each person has sole voting and investment power with respect to the shares set forth opposite his name.

2) Mr. Dawson holds sole voting and investment power with respect to 4,807 shares and holds sole voting power, but not investment power, with respect to 2,259 shares owned in the Corporation's ESOP Plan, in which he is 100% vested. Also included in the total are 27,508 shares subject to incentive stock options that are exercisable within 60 days of the Record Date. Mr. Dawson's wife, Kay Dawson, owns 617 shares, of which he disclaims all beneficial interest, but are included in the total.

3) Mr. Sheehy has sole voting and investment power with respect to 17,827 shares, owned individually. Mr. Sheehy owns 3,699 shares in an individual retirement account and holds sole voting and investment power.

4) Mr. Buie has sole voting and investment power with respect to 127,016 shares, owned individually. Also included in the total are 2,010 shares owned by Mr. Buie's wife, Melvina Buie, and 828 shares owned by Mrs. Buie as Trustee for Herbert Rex Buie and 804 shares owned by Mrs. Buie as Trustee for Robin J. Buie. Mr. Buie disclaims beneficial ownership of these 3,642 shares.

5) Mr. Edmonson holds sole voting and investment power with respect to 13,741 shares and holds voting power, but not investment power, with respect to 3,310 shares, owned in the Corporation's ESOP Plan, in which he is 100% vested. Also included in the total are 20,696 shares subject to incentive stock options that are exercisable within 60 days of the Record Date.

6) Mr. Bosworth owns 25,692 shares, individually, and holds a life estate in 25,691 shares.

7) Mr. Hartley has sole voting and investment power with respect to 34,153 shares and is Trustee for Patrick Hartley with sole voting and investment power with respect to 4,321 shares. He also holds sole voting power, but not investment power, with respect to 4,279 shares owned in the Corporation's ESOP Plan, in which he is 100% vested. Also included in the total are 5,685 shares owned by Mr. Hartley's wife, Billie Boyd Hartley, of which Mr. Hartley disclaims all beneficial interest and 20,808 shares subject to incentive stock options that are exercisable within 60 days of the Record Date.

8) Mr. Jeryl Story, Senior Executive Vice President of Southside Bancshares, Inc., holds joint voting and investment power with his wife, Kathlyn C. Story, with respect to 160 shares and sole voting, but not investment power, with respect to 2,314 shares owned in the Corporation's ESOP plan, in which he is 100% vested. Also included in the total are 25,873 shares subject to incentive stock options that are exercisable within 60 days of the Record Date, for a total 28,347 shares.

9) Lee Gibson, Executive Vice President of the Corporation and of Southside Bank, holds sole voting power, but not investment power, with respect to 2,045 shares owned in the Corporation's ESOP plan, in which he is 100% vested. Also included in the total are 17,222 shares subject to incentive stock options that are exercisable within 60 days of the Record Date, for a total of 19,267 shares.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE INDIVIDUALS NOMINATED FOR ELECTION AS A DIRECTOR.


                    BOARD MEETINGS, COMMITTEES AND ATTENDANCE


The Board of Directors of the Corporation met fourteen times during the fiscal year. All directors were present for at least 75% of the meetings of the Board and committees on which they served. Each director of the Corporation also serves as a director of Southside Bank.

The Board of Directors of the Corporation has only two standing committees (the Incentive Stock Option Committee and the Audit Committee), but its wholly owned subsidiary, Southside Bank, has several standing committees to assist the Boards of Directors of Southside Bank and the Corporation in the discharge of their respective responsibilities. The committees and the purpose and composition of these committees with respect to persons who are directors of the Corporation and Southside Bank are as follows:

EXECUTIVE COMMITTEE OF SOUTHSIDE BANK

The Executive Committee is authorized to act on behalf of the Board of Directors of Southside Bank between scheduled meetings of the Board, subject to certain limitations. The committee is comprised of Messrs. Bosworth, Buie, Caldwell, Norton and Sheehy, who are directors of Southside Bank and directors of the Corporation, but are not officers or employees of either Southside Bank or of the Corporation. Also serving are Messrs. Hartley, Edmonson, and Dawson who are directors and officers of the Corporation and Southside Bank. Mr. Story is an officer and director of Southside Bank and Mr. Gibson is an officer of the Corporation and Southside Bank and is a director of Southside Bank. The Executive Committee of Southside Bank meets weekly to discharge its responsibilities, and met 52 times in 1998.

In addition, the members of the Executive Committee comprise the Loan/Discount Committee of Southside Bank. It is their responsibility to monitor credit quality and review extensions of credit. The Loan/Discount Committee of Southside Bank meets weekly, and met 52 times in 1998.


TRUST COMMITTEE OF SOUTHSIDE BANK

The Trust Committee of Southside Bank is responsible for the oversight of the operations and activities of the Trust Department. Messrs. Bosworth, Edmonson, Hartley and Dawson, directors of the Corporation and Southside Bank, serve on this committee. Messrs. Richard Babb and Michael Gollob are directors of Southside Bank, and serve as members of the Trust Committee. Titus Jones and Kathy Hayden, officers of Southside Bank, also serve on this committee. Messrs. Babb, Bosworth and Gollob are not officers or employees of the Corporation or Southside Bank. The Trust Committee meets monthly, and met 12 times in 1998.


AUDIT-COMPLIANCE AND ELECTRONIC DATA PROCESSING COMMITTEE OF SOUTHSIDE BANK

The Audit-Compliance and Electronic Data Processing Committee of Southside Bank is responsible for monitoring the internal audit functions, internal accounting procedures and controls and for ensuring compliance with all appropriate statutes. The Audit-Compliance and Electronic Data Processing Committee is comprised solely of directors of Southside Bank who are not officers or employees. Those directors are Messrs. Alton Cade, Jr., Michael Gollob, James R. Hicks and W. H. Hudson (honorary). The Audit-Compliance and Electronic Data Processing Committee of Southside Bank meets monthly, and met 12 times in 1998.


INVESTMENT/ASSET-LIABILITY COMMITTEE OF SOUTHSIDE BANK

The Investment/Asset-Liability Committee is responsible for reviewing Southside Bank's overall funding mix, asset-liability management policies and investment policies. The members of the Committee are Messrs. Buie and Norton, who are directors of the Corporation and Southside Bank, and Hoyt N. Berryman, Jr. and Paul Powell, who are directors of Southside Bank. None of the foregoing individuals are officers or employees of the Corporation or Southside Bank. Messrs. Hartley, Edmonson, Dawson, Gibson and Story serve on the committee with George Hall, Titus Jones, Lonny Uzzell and Andy Wall, each an officer of Southside Bank. The Investment/Asset-Liability Committee meets monthly, and met 12 times in 1998.


INCENTIVE STOCK OPTION COMMITTEE OF SOUTHSIDE BANCSHARES, INC.

The Incentive Stock Option Committee is primarily responsible for administering the Southside Bancshares, Inc. 1993 Incentive Stock Option Plan. The Incentive Stock Option Committee consists solely of non-employee directors of the Corporation and includes Messrs. Bosworth, Buie and Norton. The committee did not meet in 1998. Stock options granted in 1998 were approved by the full Board of Directors.


AUDIT COMMITTEE OF SOUTHSIDE BANCSHARES, INC.

The Audit Committee of Southside Bancshares, Inc. is responsible for monitoring the internal audit functions, internal accounting procedures and controls, reviewing the annual audit of the external auditor and ensuring compliance with all appropriate statutes. The committee is comprised solely of outside directors of Southside Bancshares, Inc. who are not officers or employees of the Corporation of Southside Bank. The committee consists of Herbert C. Buie and W.
D. (Joe) Norton. The committee meets monthly.

                              DIRECTOR COMPENSATION

The Corporation does not compensate its directors for committee service. Each director is paid according to the compensation schedule of Southside Bank. Officers of Southside Bank, who are also directors of Southside Bank, are paid for the scheduled directors' meeting, the Annual Shareholders' Meeting and the Annual Director Retainer.

         The current director compensation schedule for Southside Bank is as follows:

          Director (monthly)                                     $500 per meeting
          ------------------------------------------------------------------------
          Executive (weekly)                                     $200 per meeting
          ------------------------------------------------------------------------
          Trust (monthly)                                        $50 per meeting
          ------------------------------------------------------------------------
          Audit and Compliance (monthly)                         $50 per meeting
          ------------------------------------------------------------------------
          Investment/Asset-Liability (monthly)                   $50 per meeting
          ------------------------------------------------------------------------
          Annual Director Retainer                               $500 per year
          ------------------------------------------------------------------------
          Annual Shareholder Meeting                             $500 per meeting

                             EXECUTIVE COMPENSATION

The following information is furnished for the last three fiscal years ended December 31, with respect to the executive officers of Southside Bank who received compensation in excess of $100,000. The corporation does not pay its executive officers a salary, therefore, this information relates to compensation paid by Southside Bank. The named executive officers have not received awards of restricted stock or securities underlying stock options or stock appreciation rights or payouts under long term incentive plans during 1998, 1997 or 1996.

                           SUMMARY COMPENSATION TABLE

                                                   ANNUAL COMPENSATION
         ----------------------------------------------------------------------------------------------------
         NAME AND PRINCIPAL POSITION     YEAR         SALARY           BONUS        * OTHER        ALL OTHER
                                                        (1)                          ANNUAL         COMPEN-
                                                                                     COMPEN-        SATIONS
                                                                                     SATION        ($)(3)(4)
                                                                                                      (5)
         ----------------------------------------------------------------------------------------------------
         B. G. HARTLEY -                 1998           $200,000          $60,000      $7,000        $54,952
         Chairman of the Board of        1997            200,000           35,000       5,700         59,825
         the Corporation; Chairman       1996            200,000           35,000      12,536              0
         of the Board and Chief
         Executive Officer of
         Southside Bank
         ----------------------------------------------------------------------------------------------------
         SAM DAWSON - President and      1998           $125,000          $40,625      $7,000              0
         Secretary of the                1997            110,000           13,750       5,700              0
         Corporation; President of       1996             95,000           11,875       9,909              0
         Southside Bank
         ----------------------------------------------------------------------------------------------------
         JERYL STORY -                   1998           $115,000          $39,375      $7,000              0
         Senior Executive Vice           1997            105,000           13,125       5,700              0
         President of Southside Bank     1996             95,000           11,875      10,002              0
         ----------------------------------------------------------------------------------------------------
         LEE GIBSON, CPA -               1998           $110,000          $38,750      $7,000              0
         Executive Vice President        1997            100,000           12,500       5,700              0
         of the Corporation;             1996             92,292           11,531       7,736              0
         Executive Vice President
         of Southside Bank
         ----------------------------------------------------------------------------------------------------
         TITUS E. JONES - Executive      1998           $100,000          $12,500      $7,000              0
         Vice President of               1997            100,000           12,500       5,700              0
         Southside Bank                  1996            100,000           12,500      10,587              0
         ----------------------------------------------------------------------------------------------------
         H. ANDY WALL - Executive        1998           $100,000          $12,500      $7,000              0
         Vice President of               1997            100,000           12,500       5,700              0
         Southside Bank                  1996            100,000           12,500      10,257              0
         ----------------------------------------------------------------------------------------------------

* Each executive officer received director fees from Southside Bank in 1998, 1997 and 1996 of $7,000, $5,700 and $6,100 respectively. ESOP contributions comprise the remaining amount.

(1) Includes amounts deferred at the officer's election pursuant to the Company's 401(k) plan.

(2)      The Company did not grant any SARs in fiscal 1998.

(3)      Includes amounts paid under the Company's Retirement Benefit
         Restoration Plan.

(4) Excludes any benefits paid out of the Company's Long-Term Disability Income Plan.

(5) Southside Bank has a deferred compensation agreement with its executive officers that provides for payment of an amount over a maximum period of fifteen years. If an executive officer leaves the bank's employ or is terminated with good cause by the Board of Directors of Southside Bank, no benefits are payable under the plan, unless change of control provisions are triggered. If a change of control does occur the definition of "good reason" changes, under certain conditions, to the same as retirement and benefits are effectuated immediately. The deferred compensation agreements are as follows: Mr. Hartley - $800,000 payable over 15 years; Mr. Edmonson - $360,000 payable over 10 years; Mr. Dawson - $500,000 payable over 10 years; Mr. Story and Mr. Gibson each $400,000 payable over 10 years and Mr. Jones and Mr. Wall $300,000 payable over 10 years. The present value of the future benefits assuming a discount rate of 7% is as follows: B. G. Hartley $676,000; Robbie N. Edmonson $258,000; Sam Dawson $42,000; Jeryl Story $23,000, Lee Gibson $15,000, Titus Jones $33,000 and Andy Wall $54,000.



REPORT ON EXECUTIVE COMPENSATION

GENERAL

The purpose of this report is to provide insight into the practice and philosophy of the Board of Directors in establishing the compensation for the Executive Officers of Southside Bank and to elaborate on the relationship between corporate performance and executive compensation. All monetary compensation for Executive Officers of the Corporation and Southside Bank is paid solely by Southside Bank. Since neither the Corporation nor Southside Bank has a formal compensation committee, the Executive Committee of Southside Bank is responsible for executive compensation recommendations. The recommendations are presented to the Board of Directors of Southside Bank for final approval.

During 1998, Management and the Executive Committee kept abreast of current executive compensation issues, trends and levels as a result of financial industry contacts and peer group information. The Chief Executive Officer, B. G. Hartley, initially developed and presented executive compensation recommendations to the Executive Committee with respect to all Executive Officers. Salaries were approved in January and bonuses were approved in June and December. The Executive Committee acted upon the recommendations and then recommended approval of the full Board of Directors of Southside Bank. After a review and discussion by the Board of Directors, the compensation package for all Executive Officers was acted upon.

In determining the proper levels of executive compensation, the Executive Committee considered the financial health of the Corporation and Southside Bank. As a result, executive compensation was affected by the financial performance of the Corporation and Southside Bank, although specific correlation to financial performance was not established either for a group or an individual and in the final analysis salaries were a subjective determination of the Board of Directors.

The total return on the Corporation's Common Stock was not a major factor in determining executive compensation. In April, 1998, the Corporation's common stock was listed on the Nasdaq National Market under the symbol SBSI. Since that date the Corporation's stock has had two market makers that provided additional liquidity for the shareholders, but the stock is thinly traded and trades at discounted multiples relative to the bank market nationwide. As a result, the Board of Directors did not used the Corporation's stock performance as a major ingredient in determining the CEO's performance level or compensation in 1998.

The Board of Directors approved an exchange program, pursuant to which all employees holding options under the Corporation's 1993 Incentive Stock Option Plan would be given the opportunity to surrender their existing options for new options at a new exercise price. For a discussion of the exchange and repricing of the options see "Ten Year Option/SAR Repricing."


CHIEF EXECUTIVE OFFICER COMPENSATION

The Company's Board of Directors considered the factors mentioned above, primarily the financial well-being of the Corporation and peer group compensation trends, in determining the compensation of the Chief Executive Officer in

1998. Following an analysis of marketplace data and a subjective assessment of the Chief Executive Officer's contribution to the Corporation, the Executive Committee recommended, and the Board of Directors of Southside Bank approved, the annual salary and bonus of the Chief Executive Officer. This report should provide insight into the decision making process regarding executive officer compensation. It is the intent of the Board of Directors of the Corporation and of Southside Bank that executive compensation be commensurate with the executive officer's level of responsibility and contribution in operating a sound and profitable financial institution.


                BOARD OF DIRECTORS OF SOUTHSIDE BANCSHARES, INC.



      FRED E. BOSWORTH                       SAM DAWSON                           JOE NORTON

      HERBERT C. BUIE                        ROBBIE N. EDMONSON                   WILLIAM SHEEHY

      ROLLINS CALDWELL                       B. G. HARTLEY



                    COMPARATIVE OF FIVE YEAR TOTAL RETURN FOR
                        THE YEAR ENDED DECEMBER 31, 1998





                                    [GRAPH]




---------------------------------------------------------------------------------------------------
                                     1994         1995         1996        1997          1998
---------------------------------------------------------------------------------------------------
Southside Bancshares, Inc.           $100         $149         $193        $196          $216
---------------------------------------------------------------------------------------------------
Dow Jones Banks                       100          160          227         337           365
---------------------------------------------------------------------------------------------------
Regional Banks South                  100          154          214         317           356
---------------------------------------------------------------------------------------------------


                        1993 INCENTIVE STOCK OPTION PLAN


The purpose of the following table is to report grants of stock options to the Executive Officers named in the Summary Compensation Table during 1998. No stock appreciation rights have been granted. Stock options were granted in 1993, 1995, 1996, 1997 and 1998 under the 1993 Incentive Stock Option Plan. None were granted in 1994.




========================================================================================================================
                                            OPTION GRANTS IN LAST FISCAL YEAR
========================================================================================================================


                                                                                                POTENTIAL REALIZABLE
                                     INDIVIDUAL GRANTS                                        VALUE AT ASSUMED ANNUAL
                                                                                                RATES OF STOCK PRICE
                                                                                              APPRECIATION FOR OPTION
                                                                                                      TERM (1)
------------------------------------------------------------------------------------------------------------------------
                                             PERCENT OF
           NAME               OPTIONS       TOTAL OPTIONS      EXERCISE OR     EXPIRATION       AT 5%         AT 10%
                              GRANTED          GRANTED          BASE PRICE        DATE          ANNUAL        ANNUAL
                                (3)        TO EMPLOYEES IN        ($/SH)           (3)          GROWTH        GROWTH
                                             FISCAL YEAR           (2)

------------------------------------------------------------------------------------------------------------------------

B. G. HARTLEY                  1,400            1.89%             $18.25        10-15-08       $16,086       $40,726
------------------------------------------------------------------------------------------------------------------------

SAM DAWSON                     1,400            1.89%             $18.25        10-15-08       $16,086       $40,726
------------------------------------------------------------------------------------------------------------------------

JERYL STORY                    1,400            1.89%             $18.25        10-15-08       $16,086       $40,726
------------------------------------------------------------------------------------------------------------------------

LEE GIBSON                     1,400            1.89%             $18.25        10-15-08       $16,086       $40,726
------------------------------------------------------------------------------------------------------------------------

TITUS JONES                    3,000            4.05%             $18.25        10-15-08       $36,194       $87,270
------------------------------------------------------------------------------------------------------------------------

H. ANDY WALL                     0               n/a               n/a             n/a           n/a           n/a
------------------------------------------------------------------------------------------------------------------------


1) The dollar amounts under these columns are the result of calculations at 5% and 10% rates set by the Securities and Exchange Commission and are not intended to forecast possible future price appreciation of the Corporation's stock.

2) Options are granted at fair market value on the date of grant. For a discussion of the repricing of options under the Corporation's 1999 Incentive Stock Option Plan see "Ten Year Option/SAR Repricing."

3) One-fifth of the options vest annually beginning in 1999. The options are scheduled to expire in October, 2008. Each option agreement governing that option provides that upon the dissolution or liquidation of the Corporation, a merger or consolidation in which the Corporation is not the surviving corporation, a sale or conveyance of all or substantially all of its assets, or a transaction or series of related transactions in which another corporation makes a tender offer or exchange offer for or becomes the owner of 50% or more of the total combined voting power of all classes of stock of the Corporation, the optionee may exercise the option at any time prior to the termination of the option without regard to the extent that option would have been exercisable under the cumulative installment provisions of his or her option agreement.

     The following table discloses for each of the Executive Officers named in the Summary Compensation Table the values of their options at December 31, 1998.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES





                                                                NUMBER OF SECURITIES             VALUE OF UNEXERCISED
                                                               UNDERLYING UNEXERCISED          IN-THE-MONEY OPTIONS AT
                                                            OPTIONS AT DECEMBER 31, 1998             DECEMBER 31, 1998
                                                                                                         (1)
------------------------------------------------------------------------------------------------------------------------

             NAME               SHARES          VALUE        EXERCIS-       UNEXERCIS-       EXERCIS-      UNEXERCISABLE
                             ACQUIRED ON     REALIZED (2)     ABLE            ABLE            ABLE
                             EXERCISE (#)
------------------------------------------------------------------------------------------------------------------------

     B. G. HARTLEY                0               0           18,492          17,528         $181,668         $102,631
------------------------------------------------------------------------------------------------------------------------

     SAM DAWSON                   0               0           25,192          17,528         $272,319         $102,631
------------------------------------------------------------------------------------------------------------------------

     JERYL STORY                 500            $9,511        24,557          17,087         $264,841         $101,131
------------------------------------------------------------------------------------------------------------------------

     LEE GIBSON                 3,050          $40,096        14,906          17,087         $134,263         $101,131
------------------------------------------------------------------------------------------------------------------------

     TITUS JONES                6,500          $100,225       15,282          17,806         $141,589         $100,136
------------------------------------------------------------------------------------------------------------------------

     ANDY WALL                  1,000          $12,230        22,488          13,923         $241,315         $ 93,384
------------------------------------------------------------------------------------------------------------------------


(1) Based on $19.50 per share of Common Stock, which was the fair market value of a share of Common Stock on December 31, 1998.

(2) The "value realized"--represents the difference between the exercise price of the option shares and the market price of the option shares on the date the option was exercised, without tax considerations.


                          TEN YEAR OPTION/SAR REPRICING

         Incentive options were granted on May 7, 1998 at a price of $26.375. This action was taken shortly after the Corporation's stock was listed on the Nasdaq National Market. During that time period the stock price moved sharply up from $18.00 a share to $27.375 per share on June 3, and then abruptly reversed course. Since over 88% of the options were awarded to non-executive officers, the Board and Management believed it was in the best interest of the bank to reprice the options and avoid the considerable damage that could be done to employee morale as a result of market action. The Board also noted that this decline came while the Corporation's financial health was strong, and the decline in the stock price appeared to be unwarranted based on earnings. On October 15, 1998 the Board authorized cancellation of the May 7 grants and granted the same number of shares to the group at the market price of $18.25 per share.

                          TEN YEAR OPTION/SAR REPRICING


             NAME               DATE         SECURITIES       MARKET      EXERCISE PRICE       NEW           LENGTH OF
                                             UNDERLYING      PRICE OF       AT TIME OF       EXERCISE      ORIGINAL TERM
                                             OPTIONS/SARS    STOCK AT      REPRICING OR     PRICE ($)    REMAINING AT DATE
                                             REPRICED OR      TIME OF      AMENDMENT($)                   OF REPRICING OR
                                             AMENDED (#)     REPRICING                                       AMENDMENT
                                                                OR
                                                              AMEND-
                                                              MENT($)
------------------------------------------------------------------------------------------------------------------------

     B. G. HARTLEY             10-15-98         1,400          18.25          26.375          18.25           10 YEARS
------------------------------------------------------------------------------------------------------------------------

     SAM DAWSON                10-15-98         1,400          18.25          26.375          18.25           10 YEARS
------------------------------------------------------------------------------------------------------------------------

     JERYL STORY               10-15-98         1,400          18.25          26.375          18.25           10 YEARS
------------------------------------------------------------------------------------------------------------------------

     LEE GIBSON                10-15-98         1,400          18.25          26.375          18.25           10 YEARS
------------------------------------------------------------------------------------------------------------------------

     TITUS JONES               10-15-98         3,000          18.25          26.375          18.25           10 YEARS
------------------------------------------------------------------------------------------------------------------------

     H. ANDY WALL                N/A              0             N/A            N/A             N/A              N/A
------------------------------------------------------------------------------------------------------------------------

                         DEFINED BENEFIT RETIREMENT PLAN

The Corporation has a retirement plan for eligible employees of the Corporation and Southside Bank that is designed to comply with the requirements of the Employee Retirement Income Security Act of 1974, the entire cost of which is provided by Corporation contributions. Compensation covered by the plan includes all cash and cash equivalent forms including bonus reported for federal income tax purposes [including compensation deferred under IRC 401(K)].

The years of credited service under the plan as of December 31, 1998, for each person named in the current compensation table on the preceding page are as follows: B. G. Hartley - 38 years (38 years at age 68); Robbie N. Edmonson - 30 years (30 years at age 66); Sam Dawson - 24 years (38 years at age 65); Jeryl Story - 19 years (37 years at age 65), Lee Gibson- 14 years (37 years at age
65), Titus Jones - 33 years (44 years at age 65) and Andy Wall - 30 years (37 years at age 65).

The following table shows the anticipated annual benefit, computed on a ten-year certain and life basis, payable upon the normal retirement as of December 31, 1998, of a vested Executive Officer of the Corporation at age 65 after 15, 20, 25, 30, or 35 years of credited service at specified annual compensation levels.



          FINAL 60 MONTHS AVERAGE                       YEARS OF CREDITED SERVICE AT RETIREMENT
                                         ----------------------------------------------------------------------
            ANNUAL COMPENSATION                15            20             25             30            35
    -----------------------------------------------------------------------------------------------------------
                 $130,000                    $47,735        $63,647        $73,059       $82,471       $91,883
    -----------------------------------------------------------------------------------------------------------
                  155,000                     57,485         76,647         88,059        99,471       110,883
    -----------------------------------------------------------------------------------------------------------
                  180,000                     67,235         89,647        103,059       116,471       129,883
    -----------------------------------------------------------------------------------------------------------
                  205,000                     76,985        102,647        118,059       133,471       148,883
    -----------------------------------------------------------------------------------------------------------
                  225,000                     84,785        113,047        130,059       147,071       164,083
    -----------------------------------------------------------------------------------------------------------
                  250,000                     94,535        126,047        145,059       164,071       183,083
    -----------------------------------------------------------------------------------------------------------
                  300,000                    114,035        152,047        175,059       198,071       221,083
    -----------------------------------------------------------------------------------------------------------


NOTE: Benefits under the employer's qualified plan, Retirement Plan for Subsidiaries of Southside Bancshares, Inc., are subject to the maximum annual benefit limitation during 1999 under Section 415 of the Internal Revenue Code
(IRC) of $130,000. In addition, compensation that can be considered by the plan is limited during 1998 to $160,000, as provided by Section 401(a)(17) of the IRC. These IRC limitations are subject to annual cost-of-living adjustments. The employer has adopted a nonqualified plan that pays to the employee amounts restricted by the IRC. Hence, the benefits shown represent the total amount the employee would receive from both plans and are not subject to any deduction for social security benefits or other offset amounts. In accordance with the provisions in the defined benefit plan, which is available to all employees age 65 that choose to continue employment, Messrs. Hartley and Edmonson received benefits earned under the plan in 1998 of $151,061 and $81,628, respectively.


              TRANSACTIONS WITH DIRECTORS, OFFICERS AND ASSOCIATES

Certain of the executive officers and directors of the Corporation (and their associates) have been customers of Southside Bank and have been granted loans in the ordinary course of business. All loans or other extensions of credit made by Southside Bank to executive officers and directors of the Corporation and Southside Bank were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collection or present unfavorable features. The Corporation expects similar transactions to occur with its executive officers and directors as well as directors and officers of Southside Bank.

The law firm of Wilson, Sheehy, Knowles, Robertson and Cornelius, of which Director William Sheehy is a partner, has provided legal services to the Corporation and Southside Bank for many years and continues to do so during the current fiscal year. The Corporation and Southside Bank paid the law firm $176,000 for services rendered in calendar year 1998 some of which was reimbursed by bank customers.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Corporation believes its Executive Officers and Directors have complied with all applicable Section 16(a) of the Securities Exchange Act of 1934 filing requirements on a timely basis.



           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Corporation did not have a Compensation Committee of the Board of Directors during 1998. In addition, the Corporation did not pay any compensation to its Executive Officers during 1998 (see "Executive Compensation"). The compensation of the Executive Officers of Southside Bank is determined by the Executive Committee of Southside Bank and the Board of Directors of Southside Bank, which is comprised of all of the directors of the Corporation, including Messrs. Hartley, Dawson and Edmonson (who are each Executive Officers of Southside Bank and the Corporation).

For information concerning transactions by the Corporation and Southside Bank with certain members of the Executive Committee of Southside Bank, please see "Transactions with Directors, Officers and Associates."



                  PROPOSED AMENDMENT TO INCREASE THE NUMBER OF
             SHARES SUBJECT TO THE 1993 INCENTIVE STOCK OPTION PLAN
                                  (PROPOSAL 2)

GENERAL

        On March 11, 1999 the Board of Directors approved, subject to shareholder approval, a proposal to amend (the "Amendment") the 1993 Incentive Stock Option Plan (the "Plan") to increase the number of shares of Common Stock available for issuance under the Plan from 405,169 (which number has been appropriately adjusted to account for the past stock dividends effected by the Company) to 600,000 shares. The material terms of the Additional Amendment are briefly described below under the caption "--Description of the Plan." Upon shareholder approval of the Amendment, the Amendment will be incorporated into an amended and restated Plan.

        If approved by the shareholders at the Annual Meeting, the Amendment will be effected by changing the first sentence of Section 5 of the Plan to read in its entirety as follows:

                  "The Committee may not grant options under the Plan for more than 600,000 shares of Common Stock of the Company, but this number may be adjusted to reflect, if deemed appropriate by the Committee, any stock dividend, stock split, share combination, recapitalization or the like, of or by the Company."

        The remaining language of Section 5 will remain unchanged and the only effect of the Amendment will be to increase the number of shares of Common Stock issuable upon the exercise of stock options granted under the Plan.

        Over recent years, the Company's operations have grown substantially. As a result, the Company now has more employees than it did in April 1993 when the Plan was originally approved by the shareholders. The proposed Amendment will provide the Company with the flexibility to issue options to members of its expanded employee base and will enable the Company to continue the purpose of the Plan to attract and retain qualified and competent employees, upon whose judgment the success of the Company is largely dependent.

        Shareholder approval of the Amendment is required by Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Approval of the Amendment by the shareholders is advisable for the Plan to continue to comply with Rule 16b-3. Rule 16b-3 provides an exemption from the operation of the "short-swing profit" recovery provisions of Section 16(b) of the Exchange Act, with respect to the acquisition of stock options and the use of already owned stock as payment for the exercise price of any stock option granted under the Plan.

        The Company has previously registered the 350,000 shares currently authorized for issuance upon exercise of stock options granted under the Plan under the Securities Act of 1933, as amended (the "Act"). The Company intends to register the 194,831 additional shares of Common Stock issuable upon shareholder approval of the Amendment, assuming the shareholders approve the Amendment.

        Since participation in the Plan is voluntary and generally open to all employees, it is not possible at this time to indicate the number, names or positions of employees who will receive stock options or the number of shares for which options will be granted to any employee under the Plan. The Plan is not subject to the qualification requirements of Section 401 of the Internal Revenue Code (the "Code"), nor is the Plan subject to the provisions of ERISA.


DESCRIPTION OF THE PLAN

        The purpose of the Plan is to provide key employees of the Company and its subsidiaries with a proprietary interest in the Company through the granting of options which will increase the interest of key employees in the Company's welfare, furnish an incentive to key employees to continue their services for the Company and its subsidiaries, and provide a means through which the Company and its subsidiaries may attract able persons to enter the employ of the Company and/or its subsidiaries. Key employees are those officers and employees of the Company and its subsidiaries whose performance and responsibilities are considered to be influential to the success of the Company. All key employees of the Company and its subsidiaries are eligible to receive options under the Plan. As of March 15, 1999, options for 399,252 shares of Common Stock have been granted under the Plan.

        The Plan is administered by the Incentive Stock Option Committee of the Company (the "Committee"), which is presently comprised of Fred E. Bosworth, Herbert C. Buie, and W. D. (Joe) Norton, each of whom is an outside director, and a "disinterested person" within the meaning of Rule 16b-3. The Committee has the authority to select, from time to time, the key employees of the Company and its subsidiaries to whom options are to be granted under the Plan, to determine the terms of which options are granted, and to interpret the Plan.

        It is intended that only incentive stock options (within the meaning of Section 422 of the Code) are to be granted under the Plan. All options under the Plan are granted by the Committee and evidenced by stock option agreements containing terms approved by the Committee, but not inconsistent with the Plan. Additional options may be granted to persons to whom options have previously been granted, and there are no restrictions (other than the limits of Code
Section 422) on the maximum or minimum number of shares of Common Stock covered by options that may be granted to any one person. If an option granted under the Plan expires or terminates or is cancelled without having been exercised, the unpurchased shares subject thereto shall again be available for the granting of options under the Plan.

        Unless sooner terminated by action of the Board of Directors, the Plan shall terminate on March 31, 2003, and no options may thereafter be granted under the Plan. Options granted prior to March 31, 2003 will continue to be effective after that date in accordance with their terms.

        The Board of Directors as part of the Additional Amendments also approved a change to the amendments and discontinuation provisions of the Plan, which now provide as described below in this paragraph. The Committee may from time to time amend, suspend or terminate the Plan or any option outstanding thereunder; provided, however, that, no such amendment may, without the approval by the shareholders of the Company, change the Plan in any manner that would require shareholder approval pursuant to Rule 16b-3 or Section 422 of the Code, as such rules may be amended from time to time; and provided, further that, except to the extent provided for in any stock option agreement, no amendment or suspension of the Plan or any stock option shall substantially impair any option previously granted to any optionee without the consent of such optionee, except as may be necessary for any incentive stock option to comply with the requirements of the Code. Shareholders should be aware that Rule 16b-3 currently provides that shareholder approval of an amendment to the Plan will be necessary only if such amendment would (a) materially increase the benefits accruing to participants under the Plan; (b) materially increase the number of securities which may be issued under the Plan; or (c) materially modify the requirements as to eligibility for participation in the Plan. There are proposals currently before the Securities and Exchange Commission which would amend Rule 16b-3 so as to eliminate the necessity of shareholder approval for any amendments to employee benefit plans. If Rule 16b-3 is so amended, amendments to the Plan would require shareholder approval only if Section 422 of the Code required such approval. Section 422 presently provides that shareholder approval is only necessary when the number of shares eligible for grants under an incentive stock option plan is increased or the class of employees eligible to receive incentive stock options changes.

           The exercise price of each option granted under the Plan shall not be less than one hundred percent (100%) of the fair market value per share of the Common Stock on the date the option is granted. The option period may not be more than ten (10) years from the date the option is granted. However, an option may not be granted under the Plan to an employee who owns more than ten percent (10%) of the outstanding Common Stock of the Company unless the option price is at least one hundred ten percent (110%) of the fair market value of the Common Stock at the date of grant and the option is not exercisable more than five (5) years after it is granted. There is no limit on the fair market value of incentive stock options that may be granted to an employee in any calendar year, but no employee may be granted options that first become exercisable during a calendar year for the purchase of stock with an aggregate fair market value (determined as of the date of grant of each option) in excess of $100,000. An option (or an installment thereof) counts against the annual limitation only in the year it first becomes exercisable. Options may be exercised in annual installments. All installments that become exercisable are cumulative and may be exercised at any time after they become exercisable until expiration of the option.

        The Committee may provide for termination of options granted under the Plan in case of termination of employment, dishonesty or any other reason the Committee determines. Upon termination of the employment of an employee holding an option under the Plan other than for cause, his option is exercisable for a period of thirty (30) days after termination. Options may not be transferred other than by will or the laws of descent and distribution. If the optionee dies before the termination of his right to exercise his option, the legal representatives of his estate may exercise his option for a period of 180 days from the date of the optionee's death, provided that the option is exercised prior to the date of its expiration, and the option may be exercised only as to those shares the optionee could have purchased under the option on the date of death.

An option agreement may provide that upon the dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving corporation, a sale or conveyance of all or substantially all of its assets, or a transaction or series of related transactions in which another corporation makes a tender offer or exchange offer for or becomes the owner of fifty percent (50%) or more of the total combined voting power of all classes of stock of the Company, the optionee may have the right to exercise the option at any time prior to the termination of the option without regard to the extent that option would have been exercisable under the cumulative installment provisions of his or her option agreement.


FEDERAL INCOME TAX CONSEQUENCES

        All stock options that qualify under the rules of Section 422 of the Code will be entitled to "incentive stock option" treatment. To receive incentive stock option treatment, an optionee must not dispose of the acquired stock within two (2) years after the option is granted or within one (1) year after exercise. In addition, the individual must have been an employee of the Company for the entire time from the date of granting of the option until three
(3) months (one year if the employee is disabled) before the date of the exercise. The requirements that the individual be an employee and the two (2) year and one (1) year holding periods are waived in the case of death of the employee. If all such requirements are met, no tax will be imposed upon exercise of the option, and any gain upon sale of the stock will be entitled to capital gain treatment.

        If an employee does not meet the two (2) year and one (1) year holding requirements specified above (a "disqualifying disposition"), but does meet all other requirements, tax will be imposed at the time of sale of the stock, but the employee's gain on exercise will be treated as ordinary income rather than capital gain and the Company will get a corresponding deduction at the time of sale. Any remaining gain on sale will be short-term or long-term capital gain, depending on the holding period of the stock. If the amount realized on the disqualifying disposition is less than the value at the date of exercise, the amount includable in gross income, and the amount deductible by the Company, will equal the excess of the amount realized on the sale or exchange over the exercise price.

           Exercise of an incentive stock option increases the optionee's alternative minimum taxable income ("AMTI") by an amount equal, in general, to the excess of the fair market value of the shares acquired under the option over the option price. If there is a disqualifying disposition of the shares that occurs in the same year, the maximum amount of AMT income is the gain on the disposition of the shares. An increase in AMTI may give rise to an alternative minimum tax ("AMT") liability. The amount of AMT, if any, paid by the optionee in respect of the option exercise may, subject to certain limitations, be applied as a credit against regular income tax liability in subsequent years.

        An optionee's stock option agreement may permit payment for stock upon the exercise of an incentive stock option to be made with other shares of the Company's Common Stock. In such a case, the optionee should be aware that, in general, if an employee uses stock acquired pursuant to the exercise of an incentive stock option to acquire other stock in connection with the exercise of an incentive stock option, it may result in ordinary income if the stock so used has not met the minimum statutory holding period necessary for favorable tax treatment as an incentive stock option.

        If an optionee's stock option agreement provides that all or any portion of an option granted under the Plan becomes immediately exercisable because of a change in (i) the ownership or effective control of the Company or (ii) the ownership of a substantial portion of the assets of the Company (a "Change in Control") and the participant is an officer, shareholder or highly-compensated employee of the Company, such acceleration could be subject to the "golden parachute" provisions of Sections 28OG and 4999 of the Code. Such sections (a) disallow a Federal income tax deduction to the payor of an "excess parachute payment," and (b) impose a non-deductible excise tax on the recipient of such payment equal to twenty percent (20%) of the "excess parachute payment." In general, a payment will be a "parachute payment" if (a) it is contingent on a Change in Control and (b) together with all other such payments to the recipient, it equals or exceeds three times his or her "base amount" (i.e., the average of the employee's annual compensation during the five (5) years immediately preceding the year in which the Change in Control occurs). "Excess parachute payments" generally are parachute payments that exceed the greater of (a) the recipient's base amount or (b) reasonable compensation for personal services actually rendered by the employee. Whether a payment will be a parachute payment or an excess parachute payment depends upon facts and circumstances that cannot be known until payment is made.

        The foregoing statements are based upon present federal income tax laws and regulations and are subject to change if the tax laws and regulations, or interpretations thereof, are changed.

        THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE PROPOSED AMENDMENT TO THE 1993 INCENTIVE STOCK OPTION PLAN. A MAJORITY OF VOTES ENTITLED TO BE CAST AT A MEETING WHICH CONSTITUTES A QUORUM IS NECESSARY TO APPROVE THE AMENDMENT.


                          ANNUAL REPORT TO SHAREHOLDERS

THE CORPORATION'S ANNUAL REPORT ON FORM 10-K, AS INTEGRATED INTO THE ANNUAL REPORT TO SHAREHOLDERS FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998, ACCOMPANIES THIS PROXY STATEMENT. THE ANNUAL REPORT DOES NOT CONSTITUTE OUTSIDE SOLICITATION MATERIALS. ADDITIONAL COPIES OF FORM 10-K ARE AVAILABLE AT NO EXPENSE AND EXHIBITS TO THE FORM 10-K ARE AVAILABLE FOR A COPYING EXPENSE, TO ANY SHAREHOLDER UPON WRITTEN REQUEST ADDRESSED TO THE SECRETARY OF THE CORPORATION, POST OFFICE BOX 8444, TYLER, TEXAS 75711.


                             SHAREHOLDER'S PROPOSALS

Any shareholder wishing to have a proposal considered for inclusion in the Board of Directors' proxy solicitation materials for the 2000 Annual Meeting must, in addition to other applicable requirements, set forth their proposal in writing and file it with the Secretary of the Corporation on or before January 28, 2000. The Board of Directors will review any proposals received by that date and will determine whether applicable requirements have been met for including the proposal in the 2000 proxy solicitation materials. Any shareholder wishing to have a proposal considered for the 2000 Annual Meeting but who does not submit the proposal for inclusion in the Board of Directors' proxy must submit the proposal as set forth above on or before February 9, 2000. If the proposal is not received by that date, the persons named as proxies in the proxy solicitation materials will use their discretion in voting the proxies when those matters are raised at the meeting.


                                     GENERAL

The Board of Directors knows of no other business other than that set forth above to be transacted at the meeting, but if other matters requiring a vote of the shareholders arise, the persons designated as proxies will vote the shares of Common Stock represented by the proxies in accordance with their judgment on such matters. If a shareholder specifies a different choice on the proxy, his shares of Common Stock will be voted in accordance with the specification so made.



                                        /s/ B. G. HARTLEY
                       ---------------------------------------------------------
                                          B. G. Hartley,
                                      Chairman of the Board



Tyler, Texas
March 25, 1999

PROXY                      SOUTHSIDE BANCSHARES, INC.

         The undersigned hereby (a) acknowledges receipt of the Notice of Annual Meeting of Shareholders of Southside Bancshares, Inc. (the "Corporation") to be held at Southside Bank (Main Bank Lobby), 1201 South Beckham Ave., Tyler, Texas, on April 28, 1999 at 4:30 p.m., local time, and the Proxy Statement in connection therewith, and (b) appoints Herbert C. Buie, Robbie N. Edmonson and
W. D. (Joe) Norton and each of them, his proxies with full power of substitution and revocation, for and in the name, place and stead of the undersigned, to vote upon and act with respect to all of the shares of Common Stock of the Corporation standing in the name of the undersigned or with respect to which the undersigned is entitled to vote and act at said meeting or at any adjournment thereof, and the undersigned directs that his proxy be voted as follows:

         ELECTION OF THREE DIRECTOR NOMINEES          [ ] FOR nominees listed below except as marked to the contrary below
         TO SERVE UNTIL THE 2002 ANNUAL MEETING       [ ] WITHHOLD AUTHORITY by writing nominee's name in space below

                                                      -----------------------------------------------------------------------------
                                                                     Rollins Caldwell, Sam Dawson, and William Sheehy

         Approval of an amendment to increase the number of shares subject to the 1993 Incentive Stock Option Plan.

                           [ ] FOR                    [ ] AGAINST                [ ] ABSTAIN

         APPROVAL OF SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF

                           [ ] FOR                    [ ] AGAINST                [ ] ABSTAIN

         If more than one of the proxies above shall be present in person or by substitute at the meeting or any adjournment thereof, the majority of said proxies so present and voting, either in person or by substitute, shall exercise all of the powers hereby given.

         THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE; IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE MATTERS SPECIFICALLY REFERRED TO ABOVE.

                          (continued on reverse side)






         The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such stock and hereby ratifies and confirms all that said proxies, their substitutes, or any of them, may lawfully do by virtue hereof.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION.

                                 Dated:                                   , 1999
                                       -----------------------------------


                                 -----------------------------------------------
                                                   Signature

                                 -----------------------------------------------
                                           (Signature if held jointly)


                                 Please date the proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer. Please sign the proxy and return it promptly whether or not you expect to attend the meeting. You may nevertheless vote in person if you do attend.